Exhibit 32
CERTIFICATION OF PERIODIC FINANCIAL REPORTS PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
    In connection with the Annual Report of Carpenter Technology Corporation (the “Issuer”) on Form 10-K for the fiscal year ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, Tony R. Thene, and I, Timothy Lain, each hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Periodic Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and that information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.
Date: August 12, 2026

/s/ Tony R. Thene	/s/ Timothy Lain
Tony R. Thene	Timothy Lain
Chairman, President and Chief Executive Officer	Senior Vice President and Chief Financial Officer